UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Professional Diversity Network, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2021

Dear Stockholder:

On behalf of the Board of Directors, I am pleased to invite you to attend the 2021 Annual Meeting of Stockholders of Professional Diversity Network, Inc. (the “Company”). The meeting will be held in the main conference room at the Company’s offices at 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603, on June 14, 2021, at 9:00 a.m., Central Time.

At the meeting, you and the other stockholders will be asked to vote on the proposals described in detail in the notice of meeting on the following page and the accompanying proxy statement. The proxy materials are being mailed on or about May 5, 2021 to our stockholders of record and beneficial owners as of the close of business on the record date, April 15, 2021.

It is important that your shares be represented and voted at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to attend the meeting in person, please vote electronically via the Internet, by telephone or by completing, signing, dating and returning the proxy card included with a paper copy of this proxy statement as promptly as possible. See “Voting” in the proxy statement for more details. Voting electronically, by telephone or returning your proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.

Thank you for your continued interest in the Company. We look forward to seeing you at the meeting.

Sincerely,

/s/ Xin (Adam) He
Xin (Adam) He
Chief Executive Officer

PROFESSIONAL DIVERSITY NETWORK, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 14, 2021

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Professional Diversity Network, Inc., a Delaware corporation (the “Company”), will be held in the main conference room at the Company’s offices, at 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603, on June 14, 2021, at 9:00 a.m., Central Time, for the following purposes:

1. To elect five (5) directors to serve until the next Annual Meeting of Stockholders (and until their successors are duly elected and qualified);

2. To ratify the appointment by the Company’s Audit Committee of Ciro E. Adams, CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

3. To conduct an advisory vote on the compensation of our named executive officers;

4. To approve the Amended and Restated Professional Diversity Network, Inc. 2013 Equity Compensation Plan to increase the number of shares reserved for issuance of grants and awards thereunder from 915,000 to 1,500,000; and

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on April 15, 2021 as the record date for the determination of the holders of our common stock entitled to notice of and to vote on all matters presented at the Annual Meeting and at any adjournments or postponements.

A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the Company’s offices, at 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603, and will also be available for examination by any stockholder at the Annual Meeting until its adjournment.

Your vote is very important. Please submit your proxy as soon as possible by using the Internet, telephone or mail. Submitting your proxy by one of these methods will ensure your representation at the Annual Meeting regardless of whether you attend the meeting. Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy as described in proxy statement so that your vote will be counted if you are unable to attend the Annual Meeting.

Copies of the proxy statement and of our annual report for the fiscal year ended December 31, 2020 are available by visiting the following website: www.proxyvote.com.

By Order of the Board of Directors

/s/ Hao (Howard) Zhang
Hao (Howard) Zhang
Chairman of the Board

Chicago, Illinois

April 30, 2021

PROFESSIONAL DIVERSITY NETWORK, INC.

PROXY STATEMENT

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PROXY STATEMENT

Professional Diversity Network, Inc.

55 E. Monroe Street, Suite 2120

Chicago, Illinois 60603

ANNUAL MEETING

To Be Held on June 14, 2021

THE ANNUAL MEETING

The enclosed proxy is solicited by and on behalf of the board of directors (the “Board”) of Professional Diversity Network, Inc., a Delaware corporation (“Professional Diversity Network,” the “Company” or “PDN”), for use at Professional Diversity Network’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 14, 2021 at 9:00 a.m., Central Time, in the main conference room at the Company’s offices, at 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

We anticipate that mailing of this proxy statement and form of proxy to our stockholders will commence on or about May 5, 2021. This proxy statement and the form of proxy relating to the Annual Meeting will also be made available on the Internet to stockholders on the date that the proxy materials are first sent.

Record Date and Outstanding Shares

The Board has fixed the close of business on April 15, 2021 as the record date for the Annual Meeting (the “Record Date”). Only holders of record of the Company’s common stock, $0.01 par value per share (“Common Stock”), at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Each holder of Common Stock on the Record Date is entitled to one vote for each share on all matters to be voted upon at the Annual Meeting. As of the close of business on the Record Date, there were approximately 13,465,022 shares of Common Stock outstanding and entitled to vote.

Quorum and Vote Required

Quorum. The holders of record of a majority of the aggregate voting power of the Common Stock issued and outstanding and entitled to be voted, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment or postponement thereof. In the event there are not sufficient shares present to establish a quorum or to approve proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Vote Required. Holders of Common Stock are entitled to one vote for each share held as of the Record Date on all matters to be voted on. In the election of directors (Proposal 1), the Board will be elected by a plurality of the voting power of the Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. Each stockholder is entitled to vote in favor or withhold his, her or its vote with respect to each individual nominee or all nominees. Votes that are withheld will have no effect on the outcome of the election of directors. The Company’s Bylaws provide that, except as otherwise provided by applicable law, the rules of the Nasdaq Stock Market, the Company’s Certificate of Incorporation or the Bylaws, all matters other than the election of directors will be decided by the vote of a majority in voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting and on the matter, provided that a quorum is present. The affirmative vote of a majority in voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting and on such proposal is required to approve Proposal 2 (Auditing Firm Ratification Proposal), Proposal 3 (Advisory Vote on Executive Compensation) and Proposal 4 (Amended and Restated Professional Diversity Network 2013 Equity Compensation Plan). None of the proposals are contingent upon the approval of any other proposal.

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Abstentions. Abstentions will be counted for purposes of determining a quorum at the Annual Meeting. Abstentions are not considered votes cast and therefore will have no effect on the outcome of Proposal 1 (Election of Directors). Abstentions with respect to Proposal 2 (Ratifying the Selection of Auditing Firm), Proposal 3 (Advisory Vote on Executive Compensation) and Proposal 4 (Amended and Restated Professional Diversity Network 2013 Equity Compensation Plan) will have the same effect as a vote against such proposal.

Broker Discretionary Voting. If your shares are held in a brokerage account, by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being sent to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote. If you do not give instructions to your brokerage firm or bank, it will still be able to vote your shares with respect to “discretionary” proposals, but will not be allowed to vote your shares with respect to “non-discretionary” proposals. The Company expects that Proposal 2 (Ratifying the Selection of Auditing Firm) will be considered to be a discretionary proposal on which banks and brokerage firms may vote. The Company expects that all other proposals being presented to stockholders at the Annual Meeting will be considered to be non-discretionary items on which banks and brokerage firms may not vote. Therefore, if you do not instruct your broker or bank regarding how you would like your shares to be voted, your bank or brokerage firm will not be able to vote on your behalf with respect to these proposals. In the case of these non-discretionary items, the shares will be treated as “broker non-votes.” Broker non-votes are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter. Your failure to give instructions to your bank or broker will not affect the outcome of Proposal 1, because broker non-votes are not considered votes cast, nor the outcome of Proposal 2, Proposal 3 or Proposal 4 because Proposal 2, Proposal 3 and Proposal 4 require the affirmative vote of a majority in voting power of the shares present in person or by proxy and entitled to vote at the Annual Meeting and on these proposals broker non-votes will not be deemed “entitled to vote on the proposal” and therefore broker non-votes are not counted in the vote for these proposals.

Shares Not Present in Person or by Proxy at the Annual Meeting. Shares not present in person or by proxy at the Annual Meeting will not be counted for purposes of determining a quorum at the Annual Meeting and will have no impact on the outcome of Proposal 1, Proposal 2, Proposal 3 or Proposal 4.

Expenses of Proxy Solicitation

Officers, directors and other employees of the Company may solicit proxies in person or by regular mail, electronic mail, facsimile transmission or personal calls. These persons will receive no additional compensation for solicitation of proxies, but may be reimbursed for reasonable out-of-pocket expenses.

The Company will pay all of the expenses of soliciting proxies to be voted at the Annual Meeting. Banks, brokerage firms and other custodians, nominees or fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. They will be reimbursed for their reasonable out-of-pocket expenses incurred in that regard.

Voting Methods

Your vote is important. You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting by ballot, all as described below. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card. Telephone and Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on June 13, 2021.

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Vote on the Internet

If you have Internet access, you may submit your proxy by going to www.proxyvote.com and following the instructions provided on the secure website. If you vote on the Internet, you do not have to mail in a proxy card.

Vote by Telephone

You can also vote by telephone by calling 1-800-690-6903. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you vote on by telephone, you do not have to mail in a proxy card.

Vote by Mail

If you choose to vote by mail, complete, sign and date the proxy card included with a paper copy of this proxy statement, and return it to the attention of the Company’s Secretary at the Company’s offices, at 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603.Please allow sufficient time before the date of the Annual Meeting for mailing if you decide to vote by mail.

Vote at the Annual Meeting

The method or timing of your vote will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the Annual Meeting. You should allow yourself enough time prior to the Annual Meeting to obtain this proxy from the holder of record.

Street name holders may submit a proxy by telephone or the Internet if their bank or broker makes these methods available, in which case the bank or broker will enclose related instructions with this proxy statement. If you submit a proxy by telephone or via the Internet you should not return the proxy card included with a paper copy of this proxy statement. If you hold your shares through a bank, broker or other nominee you should follow the voting instructions you receive from your bank, broker or other nominee.

Revocability of Proxy

If you are the holder of record for your shares, you may revoke your proxy at any time before it is exercised at the Annual Meeting by taking either of the following actions: (i) delivering to the Company’s Secretary a revocation of the proxy or a new proxy relating to the same shares and bearing a later date prior to the vote at the Annual Meeting; or (ii) attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, by itself, revoke a proxy. Stockholders may also revoke a prior proxy submitted by telephone or on the Internet by providing later voting instructions for voting of a later proxy prior to 11:59 P.M. Eastern Time the night of the last business day, June 13, 2021, before the date of the Annual Meeting.

Appraisal Rights

Stockholders have no appraisal rights with respect to any of the matters to be voted upon at the Annual Meeting.

Recommendation of the Board of Directors

The Board of Professional Diversity Network recommends that Professional Diversity Network stockholders vote FOR the election of each nominee for director (Proposal 1), FOR the ratification of the Company’s selection of Ciro E. Adams, CPA, LLC as the Company’s independent registered public accounting firm (Proposal 2), FOR the advisory vote on executive compensation (Proposal 3) and FOR the approval of the Amended and Restated 2013 Equity Compensation Plan (Proposal 4).

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PROPOSAL 1: NOMINATION AND ELECTION OF DIRECTORS

Nominees for Director

The Board has nominated the five persons listed below to be elected as directors at the Annual Meeting. Directors are to be elected by a plurality vote of the voting power of the Common Stock present in person or by proxy at the Annual Meeting to serve until the next Annual Meeting and until their successors have been duly elected and qualified. All of the nominees are currently members of the Board.

The following table provides the name, age and position of each of our nominees of the Board as of the date of this proxy statement. There are no family relationships between our executive officers and directors.

Name	Age	Position
Michael D. Belsky	62	Director (1), (2), (3)
Haibin Gong	65	Director (2)
Grace Reyes	39	Director (1)
Courtney Shea	60	Director (1), (2)
Hao (Howard) Zhang	53	Director (2), (3), Chairman of the Board

(1)	Member of our audit committee.
(2)	Member of our compensation committee.
(3)	Member of our nominating and corporate governance committee.

Set forth below is the name of each nominee for election to the Board, as well as each such person’s age, his or her current principal occupation (which has continued for at least the past five years unless otherwise indicated) together with the name and principal business of the company that employs such person, if any, the period during which such person has served as a director of the Company, all positions and offices that such person holds with the Company and such person’s directorships over the past five years in other companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act or companies registered as an investment company under the Investment Company Act of 1940 and the specific experience, qualifications, attributes or skills that led to the conclusion that such person should serve as a director of the Company.

Michael D. Belsky (age 62) has been a member of the Board since January 2018. Michael Belsky works at the public finance office in Chicago of Hilltop Securities Inc. since September 2020. Before that, Mr. Belsky was the Executive Director of the Center for Municipal Finance at Harris and teaches a course on the fundamentals of municipal bonds as part of the Municipal Finance Certificate Program. Mr. Belsky was previously the Managing Director for Fixed Income at Greenwich Investment Management a firm specializing in High Yield Municipal Bonds. Prior to joining the firm he worked in the municipal finance industry for over 30 years. From 2009 to 2011 he developed a credit review process for Chicago-based C.W. Henderson and Associates, a $3 billion municipal bond investment advisory firm. Mr. Belsky spent most of his career as Group Managing Director of the Public Finance Group at Fitch Ratings. He worked at the rating agency from 1993 to 2008 and was named top rating agency executive in public finance by institutional investors three years in a row (Smith’s Research and Ratings Review Municipal All Star Team, 2005–07). Mr. Belsky also served two terms as a member of the City Council in Highland Park, Illinois (1995–2003), and two terms as mayor (2003–11). Under his leadership the city received national recognition in the areas of environmental sustainability, budgeting, financial reporting, affordable housing and local health initiatives. The city maintained a triple-A rating by Moody’s Investors Service throughout his tenure. From 2008 to 2011 Mr. Belsky was a member of the Governmental Accounting Standards Board, a national body that sets accounting and financial reporting standards for state and local governments. Mr. Belsky received a BA in urban studies from Lake Forest College and an MA in public policy from the University of Chicago.

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Haibin Gong (age 65) has extensive experience in the fashion industry in China and was one of the earliest Chinese international male models. Since April 2017, Mr. Gong has been serving as the Legal Representative of Jiangshan Culture and Tourism Development Co., Ltd. Since 2010, Mr. Gong has been serving as the Secretary General and Chief Negotiator of Asian Professional Modeling Committee. In addition, since 2010, Mr. Gong has been serving as President and Secretary General at “MRS GLOBE”, a beauty contest sponsored by the US charity WIN Fund for married women globally. MRS GLOBE has been held in various countries around the world since 1996, having global influence and receiving support from many celebrity politicians. Mr. Gong is very influential in the fashion and women circles in China. He also actively promotes interactions among various women’s associations and seminars, which greatly promotes the development of women’s career.

Grace Reyes (age 39) is one of the most prominent voices in finance when it comes to promoting diversity & gender balance in the investment management industry. Ms. Reyes is the CEO of The Investment Diversity Exchange (TIDE) which connects the movers and shakers to promote diversity & inclusion within the investment industry. With over 15 years’ work experience in working with both private and public companies, Ms. Reyes was most recently with AAAIM, a non-profit organization advocating for Asian Americans. There, she positioned the organization to be the official voice of Asian American Investment Managers thereby putting the organization on the map and creating a flourishing network. Prior to that, she was in the corporate and business development team at Switchfly, a travel tech firm, reporting to the Executive suite. As the first hire of the team, she built international relationships with influential industry leaders and opportunities with some of the top internet and travel tech firms for the company. Ms. Reyes also established and honed relationships with prominent investors when she spearheaded the investor relations and fundraising efforts at a private equity firm where she also reported to the Executive Suite. Ms. Reyes is ranked Top 1% LinkedIN profile within investment management. She was named globally as one of the Top 35 Under 35 Rising Stars by Phocuswright as well as one of ten CAIA Scholars in 2015. She is the Founder and Co-Host of goodtimesSF, San Francisco’s largest investment networking happy hour. She earned a BA degree in Economics with a Computer Specialization from UCLA and an MBA from UC Berkeley.

Courtney C. Shea (age 60) joined our Board on March 22, 2019. She has over 30 years of professional experience in municipal advisory and investment banking. Ms. Shea recently retired from a managing member of Columbia Capital Management, LLC, which she joined in 2013. She served as the head of Chicago office and senior vice president at Acacia Financial Group, Inc. from 2009 to 2013. She was also the head of Chicago office and managing director of Siebert Branford Shank & Co, LLC from 2006 to 2008. She served as the national department manager at LaSalle Financial Services from 2001 to 2006. Ms. Shea has been a member of the Board of Center for Municipal Finance at Harris School of Public Policy, University of Chicago since 2016 and a member of the National Association of Bond Lawyers since 2010. She chaired the Illinois State Securities Advisory Committee from 1995 to 1998 and was a member there from 1991 to 1995. She was also a member of the State of Illinois Banking Board from 2001 to 2002. In addition, Ms. Shea established the National Women in Public Finance as a co-founder in 1996. Ms. Shea received her MBA degree from the University of Chicago in 1985, her Juris Doctor degree from Loyola University Law School in 1983 and her bachelor degree in Economics from University of Notre Dame in 1980. She is recently nominated to the board of Assured Guaranty (NYSE: AGO).

Hao (Howard) Zhang (age 53) has been a member of the Board since November 2016, further elected as the Chairman of the Board in March 2020. Mr. Zhang is a private investor based in China. Mr. Zhang has served as a director of Wealth Power Global Trading Limited since June 2015. Mr. Zhang was originally nominated to our Board under the terms of a stockholders’ agreement entered into between the Company and CFL.

Required Vote

In order to be elected to the Board, each nominee must receive a plurality of the voting power of the Common Stock present in person or represented by proxy at the Annual Meeting. Stockholders may only vote for or withhold their votes for the election of the nominees to the Board. Votes that are withheld and broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum. Votes that are withheld, abstentions and broker non-votes will have no effect on the election of directors. Unless instructions to the contrary are specified, as permitted by applicable law and the rules of the Nasdaq Stock Market, the proxy holders will vote the proxies received by them “FOR” each of the director nominees.

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Recommendation of the Board of Directors

The Board recommends that the stockholders vote “FOR” the election of all of the nominees as directors.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

Committees of the Board

Audit Committee. The Audit Committee was established for the purpose of overseeing the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Audit Committee’s primary functions are:

●	to assist the Board with the oversight of the Company’s financial reporting process, accounting functions and internal controls; and

●	the appointment, compensation, retention and oversight of the work of any registered public auditing firm employed by the Company for the purpose of preparing or issuing an audit report or related work.

The Audit Committee currently consists of Courtney C. Shea (Audit Committee Chair), Michael Belsky and Grace Reyes, each of whom is deemed independent under the rules of the NASDAQ Stock Exchange. The Audit Committee meets periodically with the Company’s independent registered public accounting firm, both with and without management present. The Board has determined that Ms. Shea is an “audit committee financial expert” within the meaning of Item 407 of Regulation S-K under the Exchange Act. A copy of the Audit Committee charter is posted and available on the Corporate Governance link of the Investor Relations section of the Company’s website, www.ipdnusa.com. Information on the Company’s website is not incorporated by reference herein.

Compensation Committee. The Compensation Committee operates under a charter approved by the Board. The Compensation Committee’s primary functions are:

●	annually reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and recommending to the Board the Chief Executive Officer’s overall compensation levels based on this evaluation;

●	annually reviewing and approving the annual base salaries and annual incentive opportunities of the Chief Executive Officer and the other executive officers;

●	reviewing and approving the following as they affect the Chief Executive Officer and the other executive officers: (a) all other incentive awards and opportunities, including both cash-based and equity-based awards and opportunities; (b) any employment agreements and severance arrangements; and (c) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits; and

●	monitoring and evaluating matters relating to the compensation and benefits structure of the Company as the Compensation Committee deems appropriate, including: (a) providing guidance to senior management on significant issues affecting compensation philosophy or policy and (b) evaluating whether the risks arising from the Company’s compensation policies and practices for its employees would be reasonably likely to have a material adverse effect on the Company.

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The Compensation Committee currently consists of Michael D. Belsky (Compensation Committee Chair), Hao (Howard) Zhang and Courtney Shea. The Compensation Committee also has authority to delegate its responsibilities to a subcommittee. The Company and the Compensation Committee may, from time to time, directly retain the services of consultants or other experts to assist the Company or the Compensation Committee, as the case may be, in connection with executive compensation matters. The Compensation Committee does not believe the risks from the Company’s compensation policies and practices for its employees would be reasonably likely to have a material adverse effect on the Company.

A copy of the Compensation Committee charter is posted and available on the Corporate Governance link of the Investor Relations section of the Company’s website, www.ipdnusa.com. Information on the Company’s website is not incorporated by reference herein.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates under a charter approved by the Board. The Nominating and Corporate Governance Committee’s primary functions are:

●	leading the search for individuals qualified to serve as members of the Board and conducting the appropriate inquiries with respect to such persons;

●	evaluating the size and composition of the Board and its committees and recommending any changes to the Board;

●	reviewing the qualifications of, and making recommendations regarding, director nominations submitted to the Company by shareholders;

●	reviewing the Board’s committee structure and recommending to the Board for its approval directors to serve as members of each committee; and

●	reviewing and recommending committee slates annually and recommending additional committee members to fill vacancies as needed.

The Nominating and Corporate Governance Committee currently consists of Hao (Howard) Zhang (Nominating and Corporate Governance Committee Chair), Michael D. Belsky and Haibin Gong. A copy of the charter of the Nominating and Corporate Governance Committee is posted and available on the Corporate Governance link of the Investor Relations section of the Company’s website, www.ipdnusa.com. Information on the Company’s website is not incorporated by reference herein.

Attendance at Board and Committee Meetings

During the fiscal year ended December 31, 2020, the Board held a total of 7 meetings. Each member of the Board, other than Michael Belsky, attended 80% or more of the meetings of the Board and of the committees of which the director was a member during the fiscal year ended December 31, 2020. The Company does not have a policy regarding director attendance at Annual Meetings of stockholders, however, all directors are strongly encouraged to attend.

Director Independence

Our Board has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, our board has determined that Mr. Belsky, Mr. Zhang, Mr. Gong, Ms. Shea and Ms. Reyes are “independent directors” as defined by Rule 5605(a)(2) of the Nasdaq Stock Market. Under the terms of the Stockholders’ Agreement, CFL has right to designate one or more director nominees based on its proportionate voting power of our common stock. CFL currently owns approximately 25.5% of the total outstanding Common Stock of the Company and has appointed Mr. Zhang as director pursuant to its right under the stockholders’ agreement.

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Board Leadership Structure

The Board does not have a policy requiring that the roles of Chief Executive Officer and Chairman of the Board be separate. The Board believes that the Company and its stockholders benefit when the Board is free to determine the most appropriate leadership structure in light of the experience, skills and availability of directors and the Chief Executive Officer as well as other circumstances. Mr. Hao (Howard) Zhang was nominated as the Chairman of the Board by CFL pursuant to its right under the Stockholders’ Agreement. Additionally, because all of the Company’s five Board members have been determined by the Board to be “independent,” the Board believes that its current structure provides sufficient independent oversight of management given the Company’s current size, and therefore, the Board has not designated a lead independent director.

Board’s Role in Management of Risk

The Company faces numerous risks more fully described in the Company’s annual and quarterly reports filed with the SEC. The Company’s management bears responsibility for the day-to-day management of risks the Company faces and for communicating the most material risks to the Board and its committees. The Board, as a whole and through its committees, is responsible for company-wide oversight of risk management. The Board and its committees perform their risk management function principally through the receipt of regular reports from management and discussions with management regarding risk assessment and risk management. In its risk oversight role, the Board is responsible for satisfying itself that the risk management processes described and implemented by management are adequate and functioning as designed.

Board Nominee Process

The Board has adopted a Nominating and Corporate Governance Committee Charter, which includes the Company’s general director nomination policies.

The Nominating and Corporate Governance Committee (the “Nominating Committee”) believes that it is in the best interest of the Company and its stockholders to obtain highly-qualified candidates to serve as members of the Board. In addition to any past or future policies adopted by the Board, with respect to director nominations, the Nominating Committee will consider any additional factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

The Nominating Committee Charter specifically requires the Nominating Committee to develop a Board that reflects diversity among its members. The Nominating Committee is able to assess the effectiveness of the Company’s policy regarding diversity through its regular, required monitoring of the composition of the Board and its committees. Further, in connection with such regular monitoring, the Nominating Committee Charter specifically requires the Nominating Committee to determine whether it may be appropriate to add individuals with different backgrounds or skills to the Board.

The Nominating Committee may use multiple sources for identifying director candidates, including its own contacts and referrals from other directors, members of management, the Company’s advisors and executive search firms. The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders in accordance with the procedures governing such recommendations in the Company’s bylaws and will evaluate such director candidates in the same manner in which it evaluates candidates recommended by other sources.

Stockholder Communication with the Board of Directors

Stockholders may communicate with one or more directors or the Board as a whole by sending written communications addressed to such person or persons to the Secretary, Professional Diversity Network, Inc., 55 E. Monroe Street, Suite 2120, Chicago Illinois, 60603, or by sending electronic mail to investors@ipdnusa.com. All communications will be compiled by the Secretary and relayed to the applicable director or directors.

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Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct and ethics is available on our corporate website at www.ipdnusa.com. Any amendment to, or waiver from, a provision of such code of ethics will be posted on our website. Information on the Company’s website is not incorporated by reference herein.

The charter of the Company’s Audit Committee sets forth the Company’s policies and procedures for the review, approval or ratification of transactions in which the Company is a participant and the amount exceeds $120,000, and in which any related person had or will have a direct or indirect material interest. The Audit Committee charter expressly states that the review and approval of such transactions is among the responsibilities of the Audit Committee, unless otherwise delegated to another committee of the Board consisting solely of independent directors. The Audit Committee is authorized to engage independent counsel and other advisers as it determines is necessary to carry out its duties, including with respect to its review of related party transactions. There are no additional policies stating the standards required to be met for such transactions to be approved; accordingly, the Audit Committee will act within its discretion, subject to its fiduciary and other duties, in deciding whether to approve any related party transaction.

Executive Compensation

In this section, we describe our compensation programs and policies and the material elements of compensation for the year ended December 31, 2020 for our Chief Executive Officer, and our most highly compensated executive officers, other than our Chief Executive Officer, whose total compensation was in excess of $100,000. Other than as disclosed below, we did not have any other employee whose compensation was such that executive compensation disclosure would be required but for the fact that they were not executive officers as of the end of the last fiscal year. We refer to all individuals whose executive compensation is disclosed herein as our “named executive officers.”

Our Compensation Committee is responsible for reviewing and evaluating the components of our compensation programs, including employee base salaries and benefit plans. The Compensation Committee will provide advice and recommendations to the Board on such matters. See “Corporate Governance-Meetings and Committees of the Board of Directors” for further details on the role of the compensation committee.

Compensation Consultants

The Company and the Compensation Committee may, from time to time, directly retain the services of consultants and other experts to assist the Company or the Compensation Committee in connection with executive compensation matters. Currently, the Company has not engaged any such compensation consultant.

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Summary Compensation Table

The following table provides information regarding the compensation earned during the years ended December 31, 2020 and December 31, 2019 by the persons who served as our Chief Executive Officer and our two most highly compensated executive officers, other than our Chief Executive Officer, whose total compensation was in excess of $100,000.

				Option		All Other
		Salary	Bonus	Awards		Compensation	Total
Name and Principal Position	Year	$	$	$		$	$
Xin (Adam) He, Chief Executive Officer (1)	2020	$200,000	$-	$1,107,000	(2)	$-	$1,307,000
	2019	$161,180	$-	$53,400	(3)	$-	$214,580
Joseph Bzdyl, Executive Vice President Operations (4)	2020	$154,875	$-	$-		$-	$154,875
Chad Hoersten, Chief Technology Officer (5)	2020	$126,000	$-	$-		$-	$126,000
Star Jone, President (6)	2019	$300,000	$-	$-		$-	$300,000
Maoji (Michael) Wang, Chief Executive Officer (7)	2019	$266,667	$-	$-		$-	$266,667

(1)	Mr. He was appointed as the Company’s Chief Executive Officer on June 25, 2020. Prior to June 25, 2020, Mr. He was appointed Interim Chief Executive Officer on November 15, 2019 and Chief Financial Officer effective March 11, 2019.

(2)	Represents the grant date fair value of restricted stock units awarded to Mr. He on June 25, 2020 computed in accordance with FASB ASC Topic 718. On such date, Mr. He was granted restricted stock units, of which 100,000 shares underlying the restricted stock units were vested on June 25, 2020, 100,000 shares underlying the restricted stock units will vest on June 25, 2021, and 100,000 shares underlying the restricted stock units will vest on June 25, 2022.

(3)	Represents the grant date fair value of the stock options awarded to Mr. He on March 11, 2019 computed in accordance with FASB ASC Topic 718. On such date, Mr. He was granted an option to purchase 30,000 shares of the Company’s common stock at an exercise price of $2.23, of which one-third of such options were immediately exercisable on the date of the grant, one-third vested and became exercisable on March 11, 2020 and the remaining one-third will vest and become exercisable on March 11, 2021.

(4)	Mr. Bzdyl has served as the Company’s Executive Vice President of Operations since January 2014.

(5)	Mr. Hoersten has served as the Company’s Chief Technology Officer since June 2008.

(6)	Ms. Jones served as our President since September 2014 and resigned from the Company effective December 31, 2019.

(7)	Mr. Wang was appointed as our Chief Executive Officer on December 22, 2016, and resigned on November 12, 2019.

Employment Agreements with Named Executive Officers

He’s Employment Agreement

On June 25, 2020 (the “He Effective Date”), the Company entered into an employment agreement (the “He Employment Agreement”) with Mr. He, which term continues until terminated in writing by either party or earlier terminated pursuant to the provisions of the He Employment Agreement. Under the He Employment Agreement, Mr. He will receive an annual base salary of $200,000, subject to adjustment in the sole discretion of the Board or the Compensation Committee of the Board; provided however, that such annual base salary may not be decreased during Mr. He’s employment period. Mr. He will be eligible to receive an annual incentive bonus up to fifty percent (50%) of his base salary, based upon the achievement of one or more performance goals, targets, measurements and other factors, established for such year by the Compensation Committee. Mr. He will also participate in all benefit plans and programs, subject to certain conditions and exceptions, as are generally provided by the Company to its other senior executive employees. The Board of Directors approved a CEO salary increase to $220,000 at the beginning of 2021.

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Under the terms of the He Employment Agreement, Mr. He is subject to non-solicitation, non-competition and non-interference restrictive covenants during his employment and for the 12-month period following his termination. The He Employment Agreement also contains customary confidentiality, work product and return of Company property covenants.

In addition, Mr. He is entitled to severance pay if he is terminated without “cause” or resigns for “good reason,” each as defined in the He Employment Agreement. Upon such termination, Mr. He will be entitled to receive an amount equal to 30 days of his base salary, any earned but unpaid bonus for the year prior to the year of termination, and the pro rata portion of any bonus earned for the year in which termination occurs, as well as continuation of applicable benefits for a period of six months following his termination.

In connection with the approval of the He Employment Agreement, Mr. He also received 300,000 restricted stocks of the Company’s common stock. The option will vest in accordance with the following schedule: (i) 1/3 of the shares underlying the option will vest immediately upon award, (ii) 1/3 of the shares underlying the option will vest on the first anniversary of the He Effective Date, and (iii) 1/3 of the shares underlying the option will vest on the second anniversary of the He Effective Date.

Outstanding Equity Awards at December 31, 2020

The following table sets forth the equity awards we have made to our named executive officers that were outstanding as of December 31, 2020.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) exercisable	Number of Securities Underlying Unexercised Options (#) unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of shares of stock that have not vested (#)	Market Value of shares or units that have not vested ($)
Xin (Adam) He	20,000	10,000	(1)	$2.23	03/11/2029	200,000(2)	$548,000

(1)	Represents the grant date fair value of the stock options awarded to Mr. He on March 11, 2019 computed in accordance with FASB ASC Topic 718. On such date, Mr. Wang was granted an option to purchase 30,000 shares of the Company’s common stock at an exercise price of $2.23, of which one-third of such options were immediately exercisable on the date of the grant, one-third vest and became exercisable on March 11, 2020 and the remaining one-third vest and become exercisable on March 11, 2021.
(2)	Represents the grant date fair value of restricted stock units awarded to Mr. He on June 25, 2020 computed in accordance with FASB ASC Topic 718. On such date, Mr. He was granted restricted stock units, of which 100,000 shares underlying the restricted stock units were vested on June 25, 2020, 100,000 shares underlying the restricted stock units will vest on June 25, 2021, and 100,000 shares underlying the restricted stock units will vest on June 25, 2022.

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Director Compensation

During 2020, we paid our non-employee directors the following fees in cash: (1) $5,000 annual retainer fee, (2) $25,000 of Restricted Stock Units, (3) a $1,000 retainer for those directors serving on the Audit Committee and a $4,000 retainer for the Audit Committee Chair, (4) a $500 retainer for those directors serving on the Compensation Committee and a $1,000 retainer for the Compensation Committee Chair, (4) a $500 retainer for those directors serving on the Nominating and Corporate Governance Committee and a $1,000 retainer for the Nominating and Corporate Governance Committee Chair.

The following table details the total compensation earned by the Company’s non-employee directors in 2020:

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Michael Belsky	$13,000	$-	$13,000
Lida Fang (1)	$4,192	$-	$4,192
Haibin Gong	$8,999	$-	$8,999
Grace Reyes (2)	$4,591	$-	$4,591
Courtney C. Shea	$9,500	$-	$9,500
Hao (Howard) Zhang	$10,000	$-	$10,000

(1)	Ms. Fang ceased to be a director as of the 2020 annual shareholder meeting.

(2)	Ms. Reyes joined the Board on June 25, 2020.

The following table details the total compensation earned by the Company’s non-employee directors in 2019:

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Michael Belsky	$15,500	$-	$15,500
Lida Fang	$13,917	$-	$13,917
Haibin Gong	$8,916	$-	$8,916
Courtney C. Shea (1)	$10,119	$-	$10,119
Hao (Howard) Zhang	$10,917	$-	$10,917

(1)	Ms. Shea joined the Board on March 22, 2019.

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The table below sets forth the unexercised options held by each of our non-employee directors outstanding as of December 31, 2020 and 2019.

Name	Aggregate Number of Unexercised Stock Options Outstanding at December 31, 2019 and 2020
Michael Belsky	-
Haibin Gong	-
Grace Reyes (2)	-
Courtney C. Shea (1)	-
Hao (Howard) Zhang	-

(1)	Ms. Shea joined the Board on March 22, 2019.
(2)	Ms. Reyes joined the Board on June 25, 2020.

The table below sets forth the number of Restricted Stock Units held by each of our non-employee directors outstanding as of December 31, 2020 and 2019.

Name	Aggregate Number of Restricted Stock Units at December 31, 2020	Aggregate Number of Restricted Stock Units at December 31, 2019
Michael Belsky	29,061	9,832
Lida Fang (1)	9,876	9,876
Haibin Gong	8,776	8,776
Grace Reyes (3)	-	-
Courtney C. Shea (2)	8,090	-
Hao (Howard) Zhang	51,469	32,386

(1)	Ms. Fang ceased to be a director as of the 2020 annual shareholder meeting.
(2)	Ms. Shea joined the Board on March 22, 2019.
(3)	Ms. Reyes joined the Board on June 25, 2020.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Ciro E. Adams, CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Although the Company’s governing documents do not require the submission of this matter to stockholders, the Board of Directors considers it desirable that the appointment of Ciro E. Adams, CPA, LLC be ratified by the stockholders. In addition, even if the stockholders ratify the selection of Ciro E. Adams, CPA, LLC, the Audit Committee may in its discretion appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of the Company.

Representatives of Ciro E. Adams, CPA, LLC are expected to attend the Annual Meeting to make such statements as they may desire and respond to appropriate questions that may be asked by stockholders.

The Audit Committee and the Board recommend that you ratify this appointment.

Vote Required

The affirmative vote of a majority of the voting power of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting and on the proposal is required to ratify the selection of Ciro E. Adams, CPA, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 2.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Say-On-Pay)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say-on-pay vote.” Although this advisory vote is nonbinding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As described in more detail above, our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to confirm that the structure is still aligned with the Company’s long-term strategic goals.

Before you vote on the resolution below, please read the entire “Executive Compensation” section, including the tables, together with the related narrative disclosure and footnotes, beginning on page 8 of this Proxy Statement. Note, as a “smaller reporting company,” we are obligated to provide compensation disclosures pursuant to Item 402 (m) through (q) of Regulation S-K promulgated under the Security Exchange Act of 1934 (“Regulation S-K”). Even though, as a smaller reporting company, we are exempt from compensation discussion and analysis by the executive compensation requirements of Item 402(b) of Regulation S-K, we continue to elect to provide information regarding our objectives and practices regarding executive compensation in order to give our stockholders transparency into our compensation philosophy and practices.

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 (m) through (q) of Regulation S-K (which includes the compensation tables and related narrative discussion).”

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 3.

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PROPOSAL 4: APPROVAL OF AMENDMENT TO 2013 EQUITY COMPENSATION PLAN

The Professional Diversity Network, Inc. 2013 Equity Compensation Plan (the “Plan”) originally authorized for issuance 500,000 shares of Common Stock of the Company. On June 3, 2015, the Company’s stockholders voted to approve Amendment No. 1 to the Plan (the “2015 Amendment”), which amended the Plan to increase the total number of shares reserved for grants of awards under the Plan by 1.3 million shares to a total of 1.8 million shares.

At the Company’s annual meeting held on September 26, 2016, the Company’s stockholders voted to amend the Company’s certificate of incorporation to effect a reverse stock split of the Company’s issued and outstanding common stock, par value $0.01 per share (the “Common Stock”), such that the shares of the Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range between 1-for-2 and 1-for-15, such ratio to be determined by the Board in its discretion. On September 27, 2016, the Company effected a 1-for-8 split of its common stock, which ratio was determined by the Board (the “Reverse Stock Split”). As a result of the Reverse Stock Split, the total shares reserved for grants of awards under the Plan were reduced from 1.8 million shares to 225,000 shares.

On June 26, 2017, the Company’s stockholders voted to approve Amendment No. 2 to the Plan (the “2017 Amendment”), which amended the Plan to increase the total number of shares reserved for grants of awards under the Plan by 390,000 shares to a total of 615,000 shares.

On November 8, 2018, the Company’s stockholders voted to approve Amendment No. 4 to the Plan (the “2018 Amendment”), which amended the Plan to increase the total number of shares reserved for grants of awards under the Plan by 300,000 shares to a total of 915,000 shares.

As of the record date, approximately 32 employees (including officers), 5 directors, and 0 consultants were eligible to receive awards under the Plan.

You are being asked to approve the Amended and Restated Plan (the “2021 Amendment”), which amends the Plan to increase the total number of shares reserved for grants of awards under the Plan by 585,000 shares to a total of 1,500,000 shares. The 2021 Amendment also expanded the definition of “Affiliate” to include any joint venture in which the Company holds the authority to appoint more than fifty percent (50%) of the members of the Board of Directors or such similar governing body of such joint venture. A copy of the Amended and Restated Plan is attached as Appendix A. Our Board believes that the approval of the 2021 Amendment is in the best interests of the Company and its stockholders because it will provide the Company an adequate number of shares reserved for issuance under the Plan to grant as awards designed to attract, motivate and retain qualified individuals who are essential to our success.

Key Component of Compensation

The Plan is a key component of our incentive compensation program. The Plan is designed to further our long term stability and financial success by attracting, retaining and motivating our directors, officers, employees and consultants through the use of incentives and to further align the interests of such persons with those of the stockholders of the Company by providing for or increasing the proprietary interest of such persons in the Company. The Plan includes a mechanism to provide incentive awards to participants through the use of stock options (both incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and annual incentive awards. Those persons who receive incentive awards under the Plan are referred to as “Participants.”

Requested Shares Authorization

●	The 2021 Amendment authorizes 585,000 shares, plus the shares that remain unissued under the Plan when the 2021 Amendment takes effect.

●	Based on awards granted during our prior fiscal year and our anticipated incentive compensation program, the Company estimates that this request should be sufficient to grant equity as a portion of compensation for the next three years.

●	When determining the number of additional shares to request, the Company also considered its recent growth and corresponding increase in key individuals and directors that will likely participate in the Plan. The Company also considered the fact that the Company may issue equity awards under the Plan to executives of the Company’s subsidiaries and/or joint ventures it may acquire from time to time.

This following summary is subject to the more complete description of the terms and conditions of the Plan contained in the full text of the 2021 Amendment, which is attached hereto as Appendix A.

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Effective Dates of the Plan and the 2015, 2017 and 2018 Amendments

The Plan was originally effective March 8, 2013. The 2015 Amendment was effective upon approval by the Company’s stockholders on June 3, 2016. The 2017 Amendment was effective upon approval by the Company’s stockholders on June 26, 2017. The 2018 Amendment was effective on November 8, 2018. The 2021 Amendment was approved by the Board on April 23, 2021, subject to and effective upon the approval of our stockholders. If not sooner terminated, the Plan will terminate on March 8, 2023. Any awards made prior to the date the Plan is terminated will continue in effect pursuant to the terms of the award and the Plan.

Eligibility

Any person who is an employee of the Company or any affiliate, a member of the Board of Directors of the Company, or a consultant, advisor or independent contractor who provides services to the Company or any affiliate, a total of approximately 120 or fewer people, can be considered by the Committee for grants of awards under the Plan. The Committee has sole and complete discretion to determine the Participants who receive awards pursuant to the Plan and to determine the type and terms and conditions of any award.

Administration

The Plan is administered and interpreted by the Compensation Committee of the Board of Directors (the “Committee”). The Committee has the authority to take any and all actions necessary or desirable in its sole discretion, in connection with the administration of the Plan. In connection with the administration, the Committee may:

●	prescribe, amend and rescind rules and regulations relating to the Plan;

●	determine who is eligible to participate in the Plan and, if eligible, to which eligible persons awards may be granted and the timing, price, vesting and other terms and conditions of the awards;

●	to establish, verify, adjust, reduce and/or waive any performance goals relating to any award;

●	prescribe and amend the terms and conditions of any document relating to any award; and

●	interpret and construe the Plan, any rules and regulations under the Plan and the terms and conditions of any award granted under the Plan.

All decisions, determinations and interpretations made by the Committee are final and binding on all eligible persons and Participants in the Plan.

Common Shares Available for Incentive Awards

If this Proposal 4 is approved, the number of common shares of the Company available for issuance under the Plan, will be 585,000 shares plus the total number of shares remaining available for issuance under the Plan as of the effective date of the 2021 Amendment (the “Previously Reserved Shares”). The Previously Reserved Shares were authorized by the Company’s stockholders for reservation under the Plan.

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As of April 30, 2021:

●	Approximately 514,780 shares remained available for issuance under the Plan;

●	There were 206,775 restricted shares of the Company, granted under the Plan that are issued and outstanding, but which have not yet vested and are subject to forfeiture;

●	There were 66,126 options of the Company granted under the Plan that are outstanding with all current executive officers as a group holding 31,875 options, all current non-employee directors as a group holding no options, and all employees (including all current officers who are not executive officers) as a group holding 34,251 options;

●	There were 125,000 stock appreciation rights or other stock incentive awards outstanding under the Plan.

Shares of Common Stock covered by an incentive award shall only be counted as used to the extent shares are actually delivered. If the outstanding shares of Common Stock shall be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, reorganization, or other corporate event, the Committee may, appropriately and equitably adjust the number and kind of shares which are subject to the Plan or any awards so as to maintain the proportionate number of shares without changing the aggregate exercise or settlement price.

The Company’s Common Stock is traded on the NASDAQ Global Market. The last reported sales price of the Company’s Common Stock on April 29, 2021 was $1.75 per share.

Types of Incentive Awards That May Be Granted Under the Plan

Any award will be governed by the terms of the Plan and an award agreement or other documents, if any, between the Company and the Participant receiving the award.

Incentive Stock Options.

The Committee may grant an incentive stock option at its discretion at any time or from time to time or automatically upon the occurrence of an event. Any incentive stock option shall be granted pursuant to one or more award documents which will contain provisions determined by the Committee including the number of shares, the purchase price (not less than fair market value on the grant date, though greater for certain shareholders (see below)), the term of the option, any vesting and restrictions on transfer, among other restrictions. An incentive stock option granted to a Participant under this Plan is a right to purchase shares of the Company’s Common Stock. Incentive stock options may be granted only to employees. If certain terms and conditions are met by the Company and the Participant, an incentive stock option is given favorable tax treatment to the Participant under the Internal Revenue Code of 1986, as amended (the “Code”). See the “Federal Income Tax Consequences” section below for a discussion of the difference in tax treatment.

In order to receive the favorable tax treatment, the exercise provisions for an incentive stock option must be no more favorable than the following terms and conditions:

●	The incentive stock option cannot be exercised later than the first to occur of 10 years after the grant date, three months after the Participant’s retirement or termination of employment with the Company and its affiliates and one year after the Participant’s termination of employment with the Company and its affiliates due to death or disability:

●	Only the first $100,000 in fair market value (determined at the time of grant of the incentive stock option) of incentive stock options that first become exercisable in any calendar year will be treated as incentive stock options and the excess will be treated as nonqualified stock options; and

●	If an incentive stock option is granted to a person who owns more than 10% of the total combined voting power of all classes of capital stock of the Company (or any subsidiary), then the exercise price will not be less than 110% of the fair market value on the grant date and the incentive stock option will not be exercisable more than 5 years after the grant date.

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Nonqualified Stock Options.

The Committee may grant a nonqualified stock option at its discretion at any time or from time to time or automatically upon the occurrence of an event. Any nonqualified stock option shall be granted pursuant to one or more award documents which will contain provisions determined by the Committee including without limitation, the number of shares, the purchase price (not less than fair market value on the grant date), the term of the option, any vesting and restrictions on transfer. A nonqualified stock option granted to a Participant under this Plan is a right to purchase shares of the Company’s Common Stock. Nonqualified stock options may be granted to employees, members of the Board of Directors, consultants and other service providers to the Company or any affiliates. Unlike an incentive stock option, a nonqualified stock option is not given favorable tax treatment under the Code. See the “Federal Income Tax Consequences” section below for a discussion of the difference in tax treatment.

Stock Appreciation Rights.

The Committee may grant an award of stock appreciation rights (“SARs”) at its discretion at any time or from time to time. SARs under the Plan may be freestanding or tandem SARs, or any combination of the two. Each SAR award shall be evidenced by an award agreement and shall specify the grant price, the term of the SAR, and other provisions, including restrictions, determined by the Committee. The Committee shall have discretion in determining the number of SARs to be granted to each Participant, and determining the terms and conditions of the SARs. The grant price for a freestanding SAR shall be determined by the Committee, but shall not be less than the fair market value of a share of the Company’s Common Stock on the grant date. The grant price of a tandem SAR shall be equal to the option price of the option to which it relates. Freestanding SARs may be exercised upon whatever terms and conditions the Committee imposes, while tandem SARs may only be exercised with respect to shares for which their related options are then exercisable. At the discretion of the Committee, payment upon SAR exercise may be in cash, shares or any combination of the two, or in another manner approved by the Committee.

Restricted Stock and Restricted Stock Units.

The Committee may grant restricted stock or Restricted Stock Units to Participants in such amounts as it determines from time to time. RSUs are similar to restricted stock, except no shares are actually awarded to the Participant on the grant date. Each restricted stock or RSU grant shall be evidenced by an award agreement that specifies the restriction periods, the number of shares or restricted stock or the number of RSUs granted, and other provisions and restrictions determined by the Committee, including, a requirement that Participants pay a purchase price for each share of restricted stock or RSU, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting after the attainment of performance goals and time based restrictions alone, among other restrictions.

The Company may retain certificates representing shares of restricted stock until all restrictions applicable to the shares lapse. RSUs shall be paid in shares, unless otherwise provided in an award agreement. Unless otherwise determined by the Committee, to the extent permitted or required by law, Participants holding restricted stock may be granted voting rights even though the shares are subject to restrictions. Participants shall have no voting rights with respect to RSUs.

Other Stock-Based Awards.

The Committee may grant other equity-based awards in such amounts and subject to such terms and conditions determined by the Committee. Such awards might be paid in cash, based on share value, or they may involve the transfer of shares to Participants. The Committee may establish performance goals for such awards.

Annual Incentive Award

The Committee may designate employees who are eligible to receive a monetary payment in any Plan year based on a percentage of an incentive pool determined by reference to one or more performance measures. The Committee shall allocate an incentive pool percentage to each designated employee for each Plan year, and the sum of the incentive pool percentages for all employees cannot exceed 100% of the total pool. An employee’s allocated portion of the incentive pool is subject to adjustment downward in the sole discretion of the Committee, though the allocated portion may not be increased, including as a result of any reduction in another employee’s allocated portion.

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In the event the Committee desires for the incentive award to satisfy the requirements of Section 162(m) of the Code in order to guarantee that the Company may deduct such payments, then the performance criteria shall be measured based on one or more of the performance goals described in the Plan. Examples of performance goals described in the plan include earnings per share, return on equity and total shareholder return, among others.

Applicable Withholding Taxes

The Company shall have the power and right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

With respect to withholding required as the result of a taxable event arising as a result of an incentive award granted under the Plan, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement in whole or in part, by having the Company withhold shares of Common Stock having a fair market value on the date of withholding equal to the minimum statutory total tax that could be imposed on the transaction.

Change in Control

Upon a dissolution of the Company, a merger or consolidation involving the Company, a sale of substantially all of the assets of the Company, a change in majority ownership of the Company or another transaction or event resulting in a change in control of the Company, the Committee may take such actions with respect to the Plan and awards granted under the Plan as it deems appropriate and the documentation regarding such a transaction may mandate the treatment of such awards.

If provided in an award agreement or otherwise determined by the Committee, upon a Change in Control, all then-outstanding options and stock appreciation rights shall become fully vested and exercisable, and all other then-outstanding awards shall vest in full and be free of restrictions. The Committee will not be required to treat all awards similarly in a Change in Control.

Termination of the Plan

The Committee may terminate the Plan and any incentive award in whole or in part at any time subject to certain restrictions. If not sooner terminated, the Plan will terminate on March 8, 2023. Any awards made prior to the date the Plan is terminated will continue in effect pursuant to the terms of the award and the Plan.

Amendment of the Plan or Incentive Awards

The Board of Directors may amend the Plan and any document governing any award at any time. The Company’s stockholders must approve any amendment by the Board which increases the maximum number of shares of Common Stock for which awards may be granted under the Plan or other material changes that require stockholder approval under the law, regulations or applicable stock exchange rules. Any amendment of the Plan or any document governing any award by the Board shall not impair the rights of any award holder without such award holder’s consent, unless the amendment is in connection with compliance with Section 409A of the Code, or otherwise required to satisfy any law or regulation or to meet the requirements of applicable stock exchange rules.

Transferability of Incentive Awards

Rights under the Plan are not transferable, except by will or the laws of descent and distribution, and during the Participant’s life are exercisable only by the Participant.

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New Plan Benefits

It is not possible at this time to determine the benefits that will be received by executive officers or other employees, directors or consultants of the Company under the Plan if it is approved by our stockholders. The Summary Compensation Table and Director Compensation Table above disclose the Company’s grant practices for the last fiscal year. Future benefits will depend on future actions of the Committee and on the fair market value of the shares of Common Stock of the Company at various future dates and the extent to which performance goals set by the Compensation Committee are met.

Federal Income Tax Consequences

The following is a brief description of the federal income tax treatment that will generally apply to awards granted under the Plan, based on federal income tax laws in effect on the date hereof. The exact federal income tax treatment of awards will depend on the specific nature of the award. Such an award may, depending on the conditions applicable to the award, be taxable as an option, as restricted or unrestricted stock, as a cash payment or otherwise. Recipients of options or other awards should not rely on this discussion for individual tax advice, as each recipient’s situation and the tax consequences of any particular award will vary depending on the specific facts and circumstances involved. Each recipient is advised to consult his or her own tax advisor for particular federal, as well as state and local, income and any other tax advice.

Grant of Option

As the holder of an option, a Participant will not recognize any taxable income at the time an option is granted to him or her and the Company will not be entitled to a federal income tax deduction at that time unless an option is granted at an exercise price below fair market value. If an option is granted below fair market value, the grant may be treated as a deferral of income pursuant to Section 409A of the Code and the difference between fair market value and the option exercise price would be treated as deferred income which would be taxed as current income for income tax purposes as well as be subject to a 20% excise tax. Currently the Plan does not permit the grant of an option at below fair market value of the underlying share on the grant date.

Exercise of Incentive Stock Options

No ordinary income will be recognized by the holder of an incentive stock option at the time of exercise. The excess of the fair market value of the shares of Common Stock at the time of exercise over the aggregate option exercise price will be an adjustment to alternative minimum taxable income for purposes of the federal “alternative minimum tax” at the date of exercise. If the option holder holds the shares of Common Stock purchased for not less than two years after the date the incentive stock option was granted and not less than one year after the acquisition of such shares of Common Stock, the difference between the aggregate option price and the amount realized upon disposition of the shares of Common Stock will constitute a long-term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction.

If the shares of Common Stock acquired upon exercise of an incentive stock option are disposed of in a sale, exchange or other “disqualifying disposition” within two years after the date of grant or within one year after the date of exercise, the option holder will realize taxable ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares of Common Stock purchased at the time of exercise over the aggregate option exercise price or (ii) the excess of the amount realized upon disposition of such shares of Common Stock over the option exercise price the Company will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the option holder. The excess, if any, of the amount realized upon disposition of the shares of Common Stock in a disqualifying disposition over the fair market value of the shares of Common Stock at the time of exercise will constitute capital gain.

Exercise of Nonqualified Stock Options

Taxable ordinary income will be recognized by the holder of an option that does not qualify as an incentive stock option and is therefore a nonqualified stock option at the time of exercise, in an amount equal to the excess of the fair market value of the shares of Common Stock purchased at the time of such exercise over the aggregate option exercise price the Company will be entitled to a federal income tax deduction equal to that amount. The option holder will generally recognize a taxable capital gain or loss based upon the difference between the per share fair market value at the time of exercise and the per share selling price at the time of a subsequent sale of the shares. The capital gain or loss will be short term or long term depending on the period of time the shares are held by the option holder following exercise.

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Stock Appreciation Rights

SARs will not be subject to taxation upon the date of grant or vesting. Upon exercise of the SARs, the full value of the difference between fair market value of the shares of Common Stock on the date of exercise and the fair market value of the shares of Common Stock on the grant date, or the “spread,” will be taxed at ordinary income tax rates the Company will be entitled to a federal income tax deduction equal to the amount of ordinary income recognized by the holder of SARs. To avoid potential excise taxes under Section 409A of the Code, the SARs must be limited to the increase in the fair market value of a share of Common Stock between the date of grant and the date of exercise, and should not contain any feature for the deferral of compensation.

Restricted Stock

Restricted stock grants under the Plan will generally result in ordinary income to the recipient at the time of payment except in the case of grants subject to a vesting requirement. The amount of ordinary income the recipient will be required to recognize from restricted stock grants other than those subject to a vesting requirement is equal to the amount by which the fair market value of any shares received by the recipient exceeds the purchase price, if any, paid by the recipient for such shares.

A recipient of shares pursuant to a restricted stock grant which is not substantially vested, may elect in accordance with Section 83(b) of the Code, within 30 days of the date the shares are transferred, to recognize ordinary income at the time of transfer of the shares equal to the amount by which the fair market value on the date of transfer of the shares exceeds the purchase price, if any, paid by the recipient for such shares.

A recipient of shares pursuant to a restricted stock grant which is not substantially vested who does not make an election under Section 83(b) of the Code will recognize ordinary income at the time the shares become substantially vested in an amount equal to the difference between the fair market value on the date of substantial vesting of the shares and the purchase price, if any, paid by the recipient for such shares.

The recipient’s tax basis for purposes of determining the amount of gain or loss realized in a taxable disposition of restricted stock grant shares will be equal to the amount, if any, paid for the shares plus the amount of ordinary income recognized by the recipient upon transfer or vesting, as the case may be. Any gain or loss realized by the recipient from a taxable disposition of the shares of common stock in excess of such basis generally will be taxed as short-term capital gain or loss if the disposition occurs within 12 months of the event giving rise to ordinary income (i.e., transfer or vesting) and long-term capital gain or loss if1he disposition occurs 12 months or more after such event.

Subject to the application of Section 162(m) of the Code, the Company will receive a tax deduction in the amount of the ordinary income recognized by a recipient.

Restricted Stock Units

A recipient of restricted stock units will not have taxable income at the time of grant. Instead, the recipient will recognize ordinary income when he or she receives payment for such units in cash or Common Stock. The Company generally will be entitled to a deduction equal in amount to the ordinary income realized by the recipient in the year paid.

Any gain or loss the recipient recognizes upon the same or exchange of shares acquired through a grant of restricted stock units generally will be treated as capital gain or loss and will be long-term or short-term depending upon whether the recipient held the shares for more than one year.

Subject to the application of Section 162(m) of the Code, the Company will receive a tax deduction in the amount of the ordinary income recognized by a recipient

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Annual Incentive Award

An eligible person receiving an incentive award will not recognize income, and the Company will not be allowed a deduction at the time the award is granted. When the recipient receives payment in cash, the amount of cash received will be ordinary income to the recipient. Subject to the application of Section 162(m) of the Code, the Company will receive a tax deduction in the amount of the ordinary income recognized by a recipient.

Miscellaneous Rules

Special rules will apply in cases where a recipient of an award pays the exercise or purchase price of the award or any applicable withholding tax obligations under the Plan by delivering previously owned shares of Common Stock or by reducing the number of shares of Common Stock otherwise issuable pursuant to the award. The surrender or withholding of such shares of Common Stock will in certain circumstances result in the recognition of income with respect to such shares of Common Stock or a carry-over basis in the shares of Common Stock acquired, and may constitute a disqualifying disposition with respect to incentive stock option shares.

In the event of a change in control and depending on the individual circumstances of the recipient, certain amounts with respect to such awards may constitute “excess parachute payments” under the “golden parachute” provisions of the Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any excess parachute payments and the Company will be denied any deduction with respect to such payments. Participants in the Plan should consult their tax advisors as to whether accelerated vesting of an award in connection with a change in control would give rise to an excess parachute payment.

Section 409A of the Code sets forth the rules for deferral of compensation and describes situations where compensation is deemed deferred. It is possible that certain awards made under the Plan, in particular when the award is not subject to a substantial risk of forfeiture, will be deemed deferred compensation under Code Section 409A. If that is the result, then the recipient of the award may be subject to income tax and a 20% excise tax upon the grant of the award.

Withholding Taxes

No withholding taxes are payable in connection with the grant of any stock option or the exercise of an incentive stock option. However, withholding taxes must be paid at the time of exercise of any nonqualified stock option. In respect of all other awards, withholding taxes must be paid whenever the participant recognizes income for tax purposes.

Vote Required

The affirmative vote of a majority of the voting power of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting and on the proposal is required to approve the amended and restated Plan.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 4.

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EXECUTIVE OFFICERS

The following table provides the name, age and position of each of our executive officers. There are no family relationships between or among our executive officers and directors.

Name	Age	Position
Xin (Adam) He	48	Chief Executive Officer

Adam He joined the Board in January 2018, initially serving as audit committee chair of the Board. He was appointed as the Company’s Chief Financial Officer in March 2019 and stepped down from the Board in connection with such appointment, and further acted as the Chief Executive Officer in June 2020. Previously, Mr. He was Chief Financial Officer of Wanda USA Group, a Fortune Global 500 company, since May 2012, where he managed two projects: a 101-story landmark “Vista Tower” development in downtown Chicago, and NYSE traded AMC Entertainment Holdings, Inc., the largest movie exhibitor owning and operating 660 theatres primarily located in the United States. He also served as an independent board director at several Nasdaq listed companies, and is currently serving as an independent director on Beijing Baosheng Media Group (Nasdaq: BAOS). From 2010 to 2012, he served as Financial Controller of NYSE listed Xinyuan Real Estate Co., a top developer of large scale, high quality residential real estate projects. Previously, Mr. He served as an auditor at Ernst & Young, LLP in New York, and held various roles at Chinatex Corporation and an architecture company. He is a member of the Financial Executives International and vice chair of the China General Chamber of Commerce Chicago. Mr. He obtained a Master of Science in Taxation from Central University of Finance and Economics in Beijing, and a Master of Science in Accounting from Seton Hall University in New Jersey. He is a Certified Public Accountant, both in China and in US.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of our Common Stock as of April 30, 2021 by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our directors and named executive officers as a group.

The percentage ownership information shown in the table is based upon a total of 13,465,022 shares of Common Stock outstanding as of April 30, 2021.

Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of our Common Stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of Common Stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before the date that is 60 days after the date of this proxy statement. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

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Unless otherwise noted below, the address for each person or entity listed in the table is c/o Professional Diversity Network, 55 E. Monroe, Suite 2120, Chicago, Illinois 60603.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% Stockholders
Cosmic Forward Limited	3,438,699	25.5%
Malven Group Limited	2,251,737	16.7. %
EGBT Foundation LTD	1,265,823	9.4%
Executive Officers and Directors
Courtney C. Shea	8,090	*
Xin (Adam) He (1)	236,299	1.8%
Michael Belsky	29,061	*
Haibin Gong	8,776	*
Grace Reyes (2)	6,775	*
Hao (Howard) Zhang	51,469	*
Directors and officers as a group (6 persons)	340,470	2.5%

(1)	Including 116,299 shares directly owned by Mr. He, vested stock options to acquire 30,000 shares of common stock at an exercise price of $2.23 per share and 100,000 restricted stock units to vest on June 25, 2021.
(2)	Including 6,775 restricted stock units to vest on June 25, 2021.
*	Less than 1%

Change in Control of the Company

On November 7, 2016, the Company consummated the issuance and sale of 1,777,417 shares of PDN’s common stock to CFL at a price of $9.60 per share (giving effect to PDN’s 1-for-8 reverse stock split effective on September 27, 2016), pursuant to the terms of a stock purchase agreement, dated August 12, 2016 (the “CFL Purchase Agreement”), with CFL (the “Share Issuance”). In addition, on November 7, 2016, PDN completed the purchase of 312,500 shares of its common stock, at a price of $9.60 per share, net to the seller in cash, less any applicable withholding taxes and without interest, pursuant to its previously announced partial issuer tender offer as disclosed in its Offer to Purchase, dated September 28, 2016, as amended.

CFL paid $17.1 million as the purchase price for the 1,777,417 shares of common stock issued to it in the Share Issuance, which shares, together with the 205,925 shares purchased by CFL at the closing of the Share Issuance from a PDN shareholder pursuant to an existing co-sale right, represented 51% of PDN’s outstanding shares of common stock, on a fully-diluted basis. Accordingly, as a result of CFL becoming the holder 51% of PDN’s outstanding shares of common stock, a change of control of the Company occurred. CFL paid such purchase price using proceeds from equity contributions to CFL made by each of CFL’s shareholders.

Additionally, on January 18, 2017, PDN consummated the Additional Share Issuance to CFL. As a result of the completion of the Additional Share Issuance, as of January 18, 2017, CFL beneficially owned 54.64% of our outstanding shares of common stock, on a fully diluted basis.

On November 15, 2019, CFL purchased additional 1,142,857 shares through a private stock transfer from an existing shareholder.

As discussed under the heading “Certain Relationships and Related Party Transactions,” CFL also has the right to nominate certain number of directors on our Board. As of the date of this Proxy Statement, CFL beneficially owns approximately 25.5% of the Company’s total outstanding common stock and has ceased to be a controlling shareholder of the Company, although it remains the largest shareholder of the Company. Hao (Howard) Zhang, the Chairman of our board, is the only director nominated by CFL.

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Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted - average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by our shareholders (1)	272,901	$5.24	514,780
Equity compensation plans not approved by our shareholders	—	—	—
Total	272,901	$5.24	514,780

(1) Includes outstanding stock options to purchase shares of the Company’s common stock and outstanding restricted stock unit awards pursuant to the Company’s 2013 Equity Compensation Plan, as amended. Each of these plans has been approved by the Company’s stockholders.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board is composed of three directors, each of whom is an independent director as defined by applicable law and Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market. The Audit Committee operates under a written charter adopted by the Board.

Management is responsible for the Company’s internal controls and the financial reporting process. Ciro E. Adams, CPA, LLC, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report on those financial statements. The Audit Committee, among other things, is responsible for monitoring and overseeing these processes and is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors.

The Audit Committee has met and held discussions with management and Ciro E. Adams, CPA, LLC regarding the Company’s audited financial statements, the adequacy of the Company’s internal controls, the results of the audit, the overall quality of the Company’s financial reporting and any other matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board. The Company’s independent auditors also provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence.

Management determined that as of December 31, 2020, the Company internal control over financial reporting had material weaknesses related to deficiencies in controls associated with (i) implemented policies and procedures to recognize revenue equal to the amount allocated from revenue sharing arrangements with partners. Specifically, invoices of such arrangements are not agreed to approved price list before recording and related write-offs and credit memos for payments to be received are not reviewed or approved by management, (ii) the Company did not have accounting policies and procedures to specify the correct treatment for estimating the allowance for doubtful accounts and bad debt expense of recruitment services. Specifically, a supporting analysis is not prepared for estimating the allowance for doubtful accounts and bad debt expense. Delinquent accounts receivable are not reviewed, and (iii) accounting procedures are not sufficiently formal that management can determine whether the control objective is met, documentation supporting the procedures is in place, and personnel routinely know the procedures that need to be performed. Specifically, data from foreign subsidiaries underlying financial statements is not captured completely, accurately, and timely, in accordance with the entity’s policies and procedure. During 2020, the Company completed certain measures to remediate material weaknesses related to internal control over financial reporting that had been identified as of December 31, 2019. Specifically, the Company (i) improved upon the accuracy and usage of relevant operating information to develop accounting and financial information which served as a basis for reliable financial reporting, (ii) hired personnel and outside consultants with significant technical competence and training to perform tasks necessary for the nature and complexity of the entity’s activities, and (iii) implemented policy and procedures to properly document and analyze nonroutine events or transactions that requires management’s judgement and/or estimate. The Company is implementing additional internal control procedures and believes that these additional improvements in controls will strengthen the Company’s internal control over financial reporting and will, over time, address the related material weaknesses. However, because many of the controls in the Company’s system of internal controls rely extensively on manual review and approval, the successful operation of these controls may be required for several quarters prior to management being able to conclude that the material weakness has been remediated.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

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The Audit Committee of the Board furnished the foregoing report on its activities during the fiscal year ended December 31, 2020. The report is not deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission (“SEC”) or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the report by reference.

SUBMITTED BY THE AUDIT COMMITTEE

Courtney Shea (Audit Committee Chair)
Michael Belsky
Grace Reyes

Independent Registered Public Accounting Firm

The Audit Committee retained Ciro E. Adams, CPA, LLC as independent registered public accountants to audit the Company’s consolidated financial statements for the fiscal years ended December 31, 2020 and 2019. The following table summarizes fees received by Ciro E. Adams, CPA, LLC for professional services rendered to the Company.

Fees:	2020	2019
Audit Fees	$178,000	$135,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$135,000	$97,500

Audit Fees. For the fiscal years ended December 31, 2020 and 2019, the “Audit Fees” reported above were billed by Ciro E. Adams CPA LLC for professional services rendered for the audit of the Company’s annual financial statements, reviews of the Company’s quarterly financial statements, services normally provided by the independent auditors in connection with statutory and regulatory filings and engagements, and comfort letters and consents.

Audit-Related Fees. The Company did not pay any audit-related fees to Ciro E. Adams CPA LLC in 2020 or 2019.

Tax Fees. The Company did not pay any tax-related fees to Ciro E. Adams CPA LLC in 2020 or 2019.

All Other Fees. The Company did not pay any other fees to Ciro E. Adams CPA LLC in 2020 or 2019.

Pre-Approval Policy and Independence

The Audit Committee has a policy requiring the pre-approval of all audit and permissible non-audit services provided by the Company’s independent auditors. Under the policy, the Audit Committee is to specifically pre-approve any recurring audit and audit-related services to be provided during the following fiscal year. The Audit Committee also may generally pre-approve, up to a specified maximum amount, any nonrecurring audit and audit-related services for the following fiscal year. All pre-approved matters must be detailed as to the particular service or category of services to be provided, whether recurring or non-recurring, and reported to the audit committee at its next scheduled meeting. Permissible non-audit services are to be pre-approved on a case-by-case basis. The Audit Committee may delegate its pre-approval authority to any of its members, provided that such member reports all pre-approval decisions to the Audit Committee at its next scheduled meeting. The Company’s independent auditors and members of management are required to report periodically to the Audit Committee the extent of all services provided in accordance with the pre-approval policy, including the amount of fees attributable to such services.

In accordance with Section 10A of the Exchange Act, the Company is required to disclose the approval by the Audit Committee of non-audit services performed by the Company’s independent auditors. Non-audit services are services other than those provided in connection with an audit review of the financial statements. During the period covered by this filing, all audit-related fees, tax fees and all other fees, and the services rendered in connection with those fees, as reported in the table shown above, were approved by the Company’s Audit Committee.

The Audit Committee considered the fact that Ciro E. Adams CPA LLC has not provided non-audit services to us, which the committee determined was compatible with maintaining auditor independence.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended December 31, 2019 and December 31, 2020, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except the following:

●	Yu-Jin Chou filed a Form 3 on February 12, 2021 to report her reporting status obtained on October 10, 2019
●	Malvin Group Limited filed a SD 13D/A on July 28, 2020 to report transactions that occurred on June 30, 2020
●	Grace Reyes filed a Form 3 on July 7, 2020 to report her reporting status obtained on June 25, 2020
●	Xin (Adam) He filed a Form 4 on July 6, 2020 to report transactions that occurred on June 25, 2020
●	Hao Zhang filed a Form 4 on June 29, 2020 to report transactions that occurred on December 31, 2019
●	Michael Belsky filed a Form 4 on June 29, 2020 to report transactions that occurred on January 21, 2020
●	Haibin Gong filed a Form 4 on June 29, 2020 to report transactions that occurred on July 30, 2019
●	Courtney Shea filed a Form 4 on June 29, 2020 to report transactions that occurred on March 22, 2020
●	Charles O’Brien filed a Form 3 on June 29, 2020 to report his reporting status obtained on June 25, 2020
●	Cosmic Forward Limited filed a Form 4 on May 6, 2020 to report transactions that occurred on November 15, 2019
●	Malven Group Limited filed a Form 3 on April 27, 2020 to report its reporting status obtained on March 31, 2020

TRANSACTION OF OTHER BUSINESS AT ANNUAL MEETING

As of the date of this proxy statement, the Board is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the Annual Meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

FUTURE STOCKHOLDER NOMINATIONS AND PROPOSALS

In order to be included in Professional Diversity Network’s proxy materials for the 2021 annual meeting of stockholders, any proposal must be received by Monday, December 31, 2020 and otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, Professional Diversity Network’s bylaws establish advance notice procedures with regard to stockholder nominations for the election of directors or other business to be properly brought before an annual meeting. For nominations or other business to be properly brought before the meeting by a stockholder, a stockholder must provide written notice delivered to the Secretary of Professional Diversity Network not less than ninety (90) days nor more than one hundred twenty (120) days the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting.

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However, in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after the one year anniversary date of the prior year’s meeting, for notice by the stockholder to be timely, it must be so received by the Secretary of the Company not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of (i) the 90th day prior to the annual meeting, or (ii) the tenth day following the day on which a Public Announcement (as defined in Professional Diversity Network’s bylaws) of the annual meeting was first made.

The notice must contain specified information and representations concerning the stockholder (and the beneficial owner, if any, on whose behalf the nomination or proposal is made), the nominee(s) or other business.

All notices of nominations or proposals by stockholders, whether or not to be included in the Company’s proxy materials, should be sent to Professional Diversity Network, Inc., 55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603, Attention: Secretary. A copy of the full text of the bylaw provision discussed above may be obtained by writing to the Secretary of Professional Diversity Network.

The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any nominations or proposals that do not comply with these and other applicable requirements.

Because the Company did not have timely notice of any other matters to be brought before the Annual Meeting, the enclosed proxy card confers discretionary authority to vote on any other matters that may be presented at the meeting.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

SEC rules permit registrants to send a single set of proxy materials to any household at which two or more shareholders reside if the registrant believes they are members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a number of brokerage firms have instituted householding which may impact certain beneficial owners of common stock. If your family has multiple accounts by which you hold common stock, you may have previously received a householding notification from your broker. Please contact your broker directly if you have any questions, require additional copies of the proxy materials, or wish to revoke your decision to household, and thereby receive multiple copies of the proxy materials. Those options are available to you at any time.

GENERAL INFORMATION

Voting Procedures

All matters specified in this proxy statement that are to be voted on at the Annual Meeting will be by written ballot. One or more inspectors of election will be appointed, among other things, to determine the number of shares outstanding and the voting power of each, the shares represented at the Annual Meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes or ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result.

Admission to Annual Meeting

Attendance at the Annual Meeting is limited to stockholders. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:30 a. m. and each stockholder may be asked to present valid picture identification such as a driver’s license or passport. Recording video and taking photographs will not be permitted during the meeting.

By Order of the Board of Directors

/s/ Hao (Howard) Zhang
Hao (Howard) Zhang
Chairman of the Board

Chicago, Illinois

April 30, 2021

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APPENDIX A

Amended and Restated Professional Diversity Network, Inc.

2013 Equity Compensation Plan

Contents

Article1	Purpose	3
Article 2	Definitions	3
Article 3	Administration	6
3.1	General	6
3.2	Authority of the Committee	6
3.3	Delegation	6
Article 4	Shares Subject to the Plan and Maximum Awards	6
4.1	Number of Shares Available for Awards	6
4.2	Share Usage	6
4.3	Shares Available	6
4.4	Adjustments in Authorized Shares	7
Article 5	Eligibility and Participation; Grant of Award	7
5.1	Eligibility	7
5.2	Award Agreement	7
Article 6	Stock Options	7
6.1	Grant of Options	7
6.2	Award Agreement	7
6.3	Option Price	7
6.4	Duration of Options	8
6.5	Exercise of Options	8
6.6	Payment	8
6.7	ISO	8
Article 7	Stock Appreciation Rights	9
7.1	Grant of SARs	9
7.2	SAR Agreement	9
7.3	Term of SAR	9
7.4	Exercise of Freestanding SARs	9
7.5	Exercise of Tandem SARs	9
7.6	Payment of SAR Amount	9
7.7	Other Restrictions	9
Article 8	Restricted Stock and Restricted Stock Units	9
8.1	Grant of Restricted Stock or Restricted Stock Units	9
8.2	Restricted Stock or Restricted Stock Unit Agreement	10
8.3	Other Restrictions	10
8.4	Certificate Legend	10
8.5	Voting Rights	10
8.6	Section 83(b) Election	10
Article 9	Other Stock-Based Awards	10
9.1	Other Stock-Based Awards	10
9.2	Value of Other Stock-Based Awards	10
9.3	Payment of Other Stock-Based Awards	11
Article 10	Annual Incentive Award	11
10.1	Establishment of Annual Incentive Pool	11
10.2	Determination of Employees’ Portions	11
10.3	Performance Measures	11

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Article 11	Dividend Equivalents	11
Article 12	Beneficiary Designation	11
Article 13	Transferability	12
Article 14	Rights of Participants	12
14.1	Employment	12
14.2	Participation	12
14.3	Rights as a Stockholder	12
Article 15	Change in Control	12
Article 16	Shareholder Approval; Amendment, Modification, Suspension, and Termination	12
16.1	Shareholder Approval; Amendment, Modification, Suspension, and Termination	12
16.2	Termination of the Plan	12
16.3	Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events	13
16.4	Awards Previously Granted	13
Article 17	Section 409A	13
Article 18	Withholding	13
18.1	Tax Withholding	13
18.2	Share Withholding	13
Article 19	Successors	13
Article 20	General Provisions	14
20.1	Forfeiture Events	14
20.2	Recapture	14
20.3	Legend	14
20.4	Gender and Number	14
20.5	Severability	14
20.6	Requirements of Law	14
20.7	Delivery of Title	14
20.8	Investment Representations	14
20.9	Uncertificated Shares	14
20.10	Unfunded Plan	14
20.11	No Fractional Shares	15
20.12	Retirement and Welfare Plans	15
20.13	No Constraint on Corporate Action	15

ii

Professional Diversity Network, Inc.

2013 Equity Compensation Plan

Article 1

Purpose

The purpose of the Plan is to promote the growth and profitability of the Company by providing certain employees, directors, and consultants of the Company with an incentive to achieve corporate objectives and by attracting and retaining such individuals through an interest in the equity of the Company.

Article 2

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1       “Affiliate” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise. In addition, subject to the limitations described in this Plan, “Affiliate” also includes any joint venture in which the Company holds the authority to appoint more than fifty percent (50%) of the members of the Board of Directors or such similar governing body of an entity.

2.2       “Annual Incentive Award” means an award under Article 10.

2.3       “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Annual Incentive Awards or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4       “Award Agreement” means a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan including any amendment or modification.

2.5       “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6       “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7       “Cause” means the Participant’s (a) continued failure to substantially perform his duties with the Company or to follow rules of the Company; (b) conviction of a felony; (c) engagement in illegal conduct, an act of dishonesty, or other conduct, that the Committee, in its sole discretion, determines to be injurious to the Company; or (d) material breach of fiduciary duties to the Company. Notwithstanding the foregoing, if the Participant and the Company have entered into an employment or service agreement which defines “Cause” (or words of similar import), such definition and any procedures relating to the determination thereof set forth in such agreement shall govern the determination of whether “Cause” has occurred for purposes of the Plan.

2.8       “Change in Control” means the occurrence of any of the following events after the Effective Date:

(a)       The acquisition or holding by any Person of Beneficial Ownership of combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of a majority of the Board of Directors (the “Outstanding Company Voting Securities”); provided, that for purposes of this Section 2.8, any such acquisition or holding by any of the following entities shall not by itself constitute a Change in Control: (i) a Person who on the Effective Date is the Beneficial Owner of thirty percent (30%) or more of the Outstanding Company Voting Securities, (ii) the Company or any Affiliate, or (iii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Affiliates;

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(b)       Individuals who constitute the Board as of the Effective Date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by the Nominating Committee of the Board and/or the subcommittees of such Nominating Committee in accordance with the Company’s Amended and Restated Certificate of Incorporation and By-laws shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of the directors of the Company or other actual or threatened solicitation of proxies of consents by or on behalf of a Person other than the Board;

(c)       Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case unless, following such Business Combination: the shareholders of the Company immediately before such event continue to hold, directly or indirectly, (i) more than fifty percent (50%) of the Outstanding Company Voting Securities of the Company or a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more direct or indirect subsidiaries (the Company or such other entity resulting from Business Combination, the “Successor Entity”) and (ii) more than 50% of the equity ownership interests of the Successor Entity; or

(d)       Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

2.9       “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provisions.

2.10       “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. There shall be at least two (2) members of the Committee, who shall be appointed from time to time by and shall serve at the discretion of the Board, and who shall be (a) “independent” within the requirements of applicable listing standards, and (b) “non-employee directors” within the meaning of Rule 16b-3.

2.11       “Company” means Professional Diversity Network, Inc. and any successor thereto as provided in Article 19. References herein to Company shall also include Affiliates as the context requires.

2.12       “Consultant” means any consultant, advisor, or independent contractor who renders services to the Company and/or its Affiliates.

2.13       “Director” means any individual other than an employee who is a member of the Board of Directors of the Company.

2.14       “Effective Date” means the date the Plan, as amended and restated, is approved by the stockholders of the Company. The original effective date for the Plan was March 8, 2013, or if later, the effective date of the Company’s initial public offering in 2013.

2.15       “Employee” means any employee of the Company, and/or its Affiliates.

2.16       “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.17       “Fair Market Value” or “FMV” means, with respect to a Share on a specified date:

(a)          the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

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(b)          if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date, as of the close of the market in New York City and without regard to after-hours trading activity, on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(c)          if section 2.17(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

2.18       “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.

2.19       “Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.20       “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Section 422 of the Code, or any successor provision.

2.21       “Nonqualified Stock Option” or “NQSO” means an Option to Purchase Shares that is not intended to meet the requirements of Section 422 of the Code, or that otherwise does not meet such requirements.

2.22       “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.23       “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.24       “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.25       “Participant” means any Employee, Director or Consultant as set forth in Article 5 to whom an Award is granted.

2.26       “Performance Measures” means the measures set forth in Section 10.3.

2.27       “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.28       “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.29       “Plan” means this Professional Diversity Network, Inc. 2013 Equity Compensation Plan.

2.30       “Plan Year” means the Company’s fiscal year or such other period as is provided by the Committee with respect to an Award.

2.31       “Restricted Stock” means a Restricted Stock Award granted to a Participant pursuant to Article 8.

2.32       “Restricted Stock Unit” means a Restricted Stock Award granted to a Participant pursuant to Article 8.

2.33       “Share” means a share of common stock of the Company, $ 0.01 par value per share.

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2.34       “Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, granted pursuant to the terms of Article 7 herein.

2.35       “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

Article 3

Administration

3.1       General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other Persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such Persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested Persons.

3.2       Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, and, subject to Article 16, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company and/or its Affiliates operate.

3.3       Delegation. A Participant who wishes to appeal any determination of the Committee concerning an Award granted pursuant to the Plan shall notify the Committee in a writing, which shall state the basis for the appeal. The appeal shall be filed with the Committee within 30 days after the date the Participant received the notice from the Committee. The written appeal may be filed by the Participant’s authorized representative. The Committee shall review the appeal and issue its decision within 90 days after it receives the Participant’s appeal. If the Committee needs additional time to review the appeal, it shall notify the Participant in writing and specify when it expects to render its decision. After completion of its review, the Committee shall notify the Participant of its decision in writing, which shall state the reasons for the Committee’s decision.

Article 4

Shares Subject to the Plan and Maximum Awards

4.1       Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan shall be 1,500,000.

4.2       Share Usage. Shares covered by an Award shall only be counted as used to the extent Shares are actually delivered. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares shall be available again for grant under the Plan. The Shares available for delivery under the Plan may be authorized and unissued Shares or treasury Shares.

4.3       Shares Available. Subject to Section 4.4, the aggregate number of Shares subject to awards granted during any calendar year that may be the subject of Options, Stock Appreciation Rights and Awards (including the Shares issued for meeting or exceeding Performance Measures, as defined in Article 10 hereof, (the “Performance Units”)) to any one Employee shall not exceed 500,000 Shares.

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Subject to Section 4.4, the maximum number of Shares that may be the subject of any type of Award other than Options and Stock Appreciation Rights (including the Share-equivalent number of Performance Shares) granted to an Eligible Individual in any calendar year shall be 500,000. For purposes of this Article 4, the Share-equivalent number of Performance Shares shall be equal to the quotient of (i) the aggregate dollar amount in which the Performance Shares are denominated, divided by (ii) the Fair Market Value of a Share on the date of grant. In the case of any Award under the Plan that is neither denominated in Shares nor valued on the basis of the value or change in value of a Share, the maximum Award to any individual for any year shall be $10,000,000.

4.4       Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) after the Effective Date, such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change-in-capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, and other value determinations applicable to outstanding Awards. The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants.

Article 5

Eligibility and Participation; Grant of Award

5.1       Eligibility. Subject to the provisions of the Plan, the Committee may, from time to time, select the Employees, Directors, and Consultants, whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of, each Award. Notwithstanding anything to the contrary herein, Employees, Directors, or Consultants of an Affiliate in which the Company owns a proprietary interest of fifty percent (50%) or less by reason of stock ownership or otherwise are only eligible to receive Awards of Restricted Stock.

5.2       Award Agreement. Each Award shall be evidenced by an Award Agreement. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company and/or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

Article 6

Stock Options

6.1       Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion.

6.2       Award Agreement. Each Award Agreement granting an Option shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO, and in the absence of any such specification, the Option shall be an NQSO.

6.3       Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee and shall be specified in the Award Agreement, and shall be no less than the Fair Market Value on the date of grant.

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6.4       Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary of its grant date other than an Option granted to a Participant outside the United States.

6.5       Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6       Payment. Options shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate Option Price (provided that the Committee may require that the Shares that are tendered must have been held by the Participant for specified period prior to their tender to satisfy the aggregate Option Price if acquired under this Plan or any other compensation plan mentioned by the Company, or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

6.7       ISO. To the extent that an Option is an Incentive Stock Option, the following provisions shall apply:

Subject to the limit set forth in Section 4.1 on the number of Shares that may be issued in the aggregate under the Plan, the maximum number of Shares that may be issued pursuant to ISOs shall be 1,500,000. ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the treasury regulations thereunder). If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof and such Option shall be considered to be an NQSO.

Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of (a) adoption of the Plan by the Board, or (b) the Effective Date.

To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which options designated as ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company, or any subsidiary as defined in Section 424 of the Code) exceeds $100,000, such options shall constitute NQSOs. If an ISO is granted to any person who, at the time such option is granted, owns capital stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Company (or of any subsidiary), the purchase price per Share shall be 110% of Fair Market Value and the ISO may not be exercised more than 5 years from the date of grant, otherwise the grant shall be considered to be an NQSO.

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Article 7

Stock Appreciation Rights

7.1       Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award, but shall be no less than the Fair Market Value of a Share on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2       SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3       Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary of its grant date.

7.4       Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5       Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

7.6       Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)       The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)       The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7       Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

Article 8

Restricted Stock and Restricted Stock Units

8.1       Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

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8.2       Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the period(s) of restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3       Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and except as expressly provided by the Committee in the Award Agreement, Restricted Stock Units shall be paid in Shares.

8.4       Certificate Legend. In addition to any legends placed on certificates pursuant to Section 20.3, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Professional Diversity Network, Inc. 2013 Equity Compensation Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Professional Diversity Network, Inc.

8.5       Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the time such shares are subject to restrictions under Section 8.2 or 8.3. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6       Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to promptly file copy of such election with the Company.

Article 9

Other Stock-Based Awards

9.1       Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares.

9.2       Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

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9.3       Payment of Other Stock-Based Awards. Payment, if any, with respect to an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

Article 10

Annual Incentive Award

10.1       Establishment of Annual Incentive Pool. The Committee may designate Employees who are eligible to receive a monetary payment in any Plan Year based on a percentage of an incentive pool determined by reference to one or more Performance Measures set forth in Section 10.3. The Committee shall allocate an incentive pool percentage to each designated Employee for each Plan Year, provided the sum of the incentive pool percentages for all Employees cannot exceed one hundred percent (100%) of the total pool.

10.2       Determination of Employees’ Portions. As soon as possible after the determination of the incentive pool for a Plan Year, the Committee shall calculate each Employee’s allocated portion of the incentive pool based upon the percentage established at the beginning of the Plan Year. Each Employee’s incentive award then shall be determined by the Committee based on the Employee’s allocated portion of the incentive pool subject to adjustment in the sole discretion of the Committee. In no event may the portion of the incentive pool allocated to a Employee be increased in any way, including as a result of the reduction of any other Employee’s allocated portion. The Committee shall retain the discretion to adjust such Awards downward.

10.3       Performance Measures. The performance measures applicable to the payment or vesting of an Award may be chosen from among the following performance measures (“Performance Measures”): net earnings or net income (before or after taxes); earnings per Share; net sales or revenue growth; net operating profit; return measures (including, but not limited to, return on assets, capital, invested capital, equity, revenue, or sales); cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity); earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; Share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins; operating efficiency; market share; customer satisfaction; balance sheet and statement of cash flow measures (including but not limited to, working capital amounts and levels of short and long-term debt); and any other performance measure established by the Committee.

All determinations by the Committee as to the achievement of the applicable Performance Measure(s) shall be in writing prior to the payment of the Award.

Article 11

Dividend Equivalents

Any Participant selected by the Committee may be granted dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is earned or vested and the date the Award is exercised or expires, as determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, the receipt of dividend equivalents on Options or SARs shall not be made contingent on the exercise of any Award.

Article 12

Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

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Article 13

Transferability

Unless otherwise determined by the Committee, Awards by their terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and the Shares granted pursuant to Awards shall be distributable, during the lifetime of the Participant, only to the Participant.

Article 14

Rights of Participants

14.1       Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company and/or its Affiliates to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Consultant for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company and/or its Affiliates and, accordingly, subject to Article 16 of this Plan, the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company and/or its Affiliates.

14.2       Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

14.3       Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 15

Change in Control

If provided in an Award Agreement or otherwise determined by the Committee, upon a Change in Control, all then-outstanding Options and Stock Appreciation Rights shall become fully vested and exercisable, and all other then-outstanding Awards shall vest in full and be free of restrictions. The Committee will not be required to treat all Awards similarly in a Change in Control.

Article 16

Shareholder Approval; Amendment, Modification, Suspension, and Termination

16.1       Shareholder Approval; Amendment, Modification, Suspension, and Termination. The Plan shall be subject to approval of shareholders of the Company. Subject to Section 16.4, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Sections 4.4 and 16, Options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or cash out, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of the Plan or grant of Award under the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule; including, but not limited to, the Exchange Act, the Code, and, if applicable, the New York Stock Exchange Listed Company Manual/the Nasdaq Stock Market Rules.

16.2       Termination of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate 10 years after the earlier of: (i) the date the Plan, as amended and restated, is adopted by the Board of Directors; or (ii) the Effective Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

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16.3       Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

16.4       Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, except as set forth in Section 17.1, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article 17

Section 409A.

17.1       To the extent that the Plan and/or any Awards granted or awarded under the Plan are construed to be non-qualified deferred compensation plans described in section 409A of the Code, the Plan and any Award Agreements shall be operated, administered and construed so as to comply with the requirements of section 409A of the Code. The Plan and any Award Agreements shall be subject to amendment, with or without advance notice to Employees, Directors and other interested parties, and on a prospective or retroactive basis, including, but not limited to, amendment in a manner that adversely affects the rights of Employees, Directors and other interested parties, to the extent necessary to effect compliance with section 409A of the Code. This Plan does not permit the acceleration of the time or schedule of any distribution of an Award subject to section 409A of the Code, except as provided by Section 409A of the Code.

Article 18

Withholding

18.1       Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

18.2       Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 19

Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

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Article 20

General Provisions

20.1       Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, termination of the Participant’s provision of services to the Company and/or its Affiliates, violation of material Company and/or Affiliate policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

20.2       Recapture. If the grant of an Award or a payment under this Plan is subject to recapture under any securities law or rule or other applicable provision or in accordance with any recapture or clawback policy of the Company, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued subject to such recapture or clawback provision.

20.3       Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

20.4       Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.5       Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.6       Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

20.7       Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to the earlier of (a) obtaining any approvals from governmental or regulatory body or agencies that the Company determines are necessary or advisable; and (b) completion of any registration or other qualification of the Shares under any applicable national, local or foreign law or ruling of any governmental or regulatory body or agency that the Company determines to be necessary or advisable. The inability of the Company to obtain authority from any governmental or regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.8       Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

20.9       Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be affected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

20.10       Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company and/or its Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other Person. To the extent that any individual acquires a right to receive payments from the Company and/or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company and/or its Affiliates.

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20.11       No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

20.12       Retirement and Welfare Plans. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards, except pursuant to Annual Incentive Awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s, and/or its Affiliates’ retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

20.13       No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or its Affiliates’ right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (ii) limit the right or power of the Company and/or its Affiliates to take any action which such entity deems to be necessary or appropriate.

20.1       Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

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